                                                                   EXHIBIT 10(o)
                                                                   -------------






















                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1992
                         NONQUALIFIED STOCK OPTION PLAN
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)

                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1992
                         NONQUALIFIED STOCK OPTION PLAN
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)

                                                                                                                PAGE

PREAMBLE..........................................................................................................1

ARTICLE I             DEFINITIONS AND USAGE.......................................................................1
    Section 1.1       Definitions.................................................................................1
    Section 1.2       Usage.......................................................................................3

ARTICLE II            ADMINISTRATION..............................................................................3
    Section 2.1       General.....................................................................................3
    Section 2.2       Authority of the Committee..................................................................3
    Section 2.3       Board Review of Committee Actions...........................................................4

ARTICLE III           STOCK AVAILABLE UNDER THE PLAN..............................................................4
    Section 3.1       Common Shares Available.....................................................................4
    Section 3.2       Adjustment in Shares........................................................................4

ARTICLE IV            ELIGIBILITY.................................................................................5

ARTICLE V             STOCK OPTIONS...............................................................................5
    Section 5.1       Grant of Stock Option.......................................................................5
    Section 5.2       Conditions of Stock Options.................................................................5
    Section 5.3       Option Price and Term.......................................................................5
    Section 5.4       Exercise of Stock Options...................................................................6
    Section 5.5       Non-transferability of Options..............................................................6
    Section 5.6       Exercisability Upon Death...................................................................6
    Section 5.7       Exercisabilitv Upon Other Separation From Employment........................................7

ARTICLE VI            EVENTS OCCURRING AFTER GRANT OF STOCK OPTIONS...............................................7

ARTICLE VII           AMENDMENT AND TERMINATION...................................................................8
    Section 7.1       Amendment and Termination of Plan...........................................................8
    Section 7.2       Term of Plan................................................................................8

ARTICLE VIII          GENERAL PROVISIONS..........................................................................8
    Section 8.1       Stock Transfer Restrictions.................................................................8
    Section 8.2       No Guarantee of Employment..................................................................8
    Section 8.3       Income Tax Payment..........................................................................9
    Section 8.4       Governing Law...............................................................................9
    Section 8.5       Limitation of Payment.......................................................................9
    Section 8.6       Proceeds and Expenses.......................................................................9
    Section 8.7       Severability................................................................................9

ARTICLE IX            INDEMNIFICATION.............................................................................9


ARTICLE X             EFFECTIVE DATE OF PLAN.....................................................................10

                              BOB EVANS FARMS, INC.
                           FIRST AMENDED AND RESTATED
                                      1992
                         NONQUALIFIED STOCK OPTION PLAN
                    (REFLECTS AMENDMENTS THROUGH MAY 1, 2002)


                                    PREAMBLE

         WHEREAS, Bob Evans Farms, Inc. (the "Company") has adopted the Bob Evans Farms, Inc. Supplemental Executive Retirement Plan (now known as the Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan) (the "SERP");

         WHEREAS, on April 17, 1992, the Company adopted the Bob Evans Farms, Inc. Nonqualified Stock Option Plan as a means to pay benefits earned under the SERP; and

         WHEREAS, the Company intended the Plan to be operated in a manner consistent with the provisions of the SERP without affecting the unfunded status of the SERP;

         WHEREAS, the Company desires to amend and restate the Plan;

         NOW, THEREFORE, the Company hereby amends and restates the Plan by adoption of the Bob Evans Farms, Inc. First Amended and Restated 1992 Nonqualified Stock Option Plan as hereinafter provided:


                                    ARTICLE I
                              DEFINITIONS AND USAGE

         Section 1.1 DEFINITIONS. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

         "BOARD" means the Board of Directors of the Company.

         "COMMITTEE" means the committee of the Board appointed by the Board in accordance with Section 2.1 of this Plan.

         "COMMON SHARE" means a share of common stock, par value $0.01 per share, of the Company.

         "COMPANY" means Bob Evans Farms, Inc., a corporation organized under the laws of the State of Delaware, or any successor organization.

         "DISINTERESTED DIRECTOR" shall mean a nonemployee director within the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Securities and Exchange Commission.

         "FAIR MARKET VALUE" means as of any day (a) the last reported closing price for a Common Share on the NASDAQ National Market System or on any securities exchange on which the Common Shares may be listed for the day as of which such determination is being made or, if there was no sale of Common Shares so reported for such day, on the most recently preceding day on which there was such a sale or (b) if the Common Shares are not listed or admitted to trading on the NASDAQ National Market System or on any securities exchange on the day as of which the determination is being made, the amount determined by the Committee to be the fair market value of a Common Share on such day.

         "OPTIONEE" means a Participant or any other person who may exercise a Stock Option pursuant to the terms of this Plan.

         "OPTION PRICE" means the price at which a Common Share may be purchased upon exercise of a Stock Option.

         "PARTICIPANT" means an employee to whom a Stock Option is granted pursuant to this Plan.

         "PLAN" means the Bob Evans Farms, Inc. Nonqualified Stock Option Plan as amended and restated in the form of the Bob Evans Farms, Inc. First Amended and Restated 1992 Nonqualified Stock Option Plan and as it may be amended from time to time.

         "RETIREMENT" means separation from employment with the Company and each of its wholly-owned subsidiaries on or after the date the person both has attained age fifty-five (55) and is credited with at least ten (10) years of service (as determined under the SERP).

         "SERP" means the Bob Evans Farms, Inc. Supplemental Executive Retirement Plan, now known as the Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan and as it may be amended from time to time.

         "STOCK OPTION" means any option to purchase Common Shares that is granted pursuant to this Plan.

         "TERMINATION DATE" means the date that is five (5) years after the earlier of: (a) the date the Participant attains age sixty-five (65); or (b) the date the Participant dies.

         "WAITING PERIOD" means the period that begins on the date of a Stock Option grant, and ends on the earlier of the date as of which a Participant attains age fifty-five (55) and is credited with at least ten (10) years of service (as determined under the SERP) while employed by the Company or any of its wholly-owned subsidiaries, or the date the Participant attains age sixty-two (62) while employed by the Company or any of its wholly-owned subsidiaries; provided, however, that no Waiting Period shall end prior to the date which is six months following the date of such grant.

         Section 1.2 USAGE. Except where otherwise indicated by the context, any masculine terminology used herein also shall include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.


                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1 GENERAL. The Plan shall be administered by the Committee, which shall be comprised of not less than three (3) Disinterested Directors appointed by the Board. Members of the Board who qualify as Disinterested Directors shall perform the functions of the Committee if at any time the Board has not appointed members to comprise the Committee. The term of any member of the Committee shall be determined by the Board, and any member of the Committee may be removed for any reason by action of the Board.

         Section 2.2 AUTHORITY OF THE COMMITTEE. The Committee shall have the authority to:

         (a) Determine, pursuant to the terms of the SERP, the number of Common Shares to be covered by a Stock Option;

         (b) Determine the terms and conditions, not inconsistent with the terms of this Plan, of any Stock Option granted hereunder, including, but not limited to, the Fair Market Value of a Common Share for purposes of determining the Option Price, any restriction or limitation or any vesting acceleration or forfeiture waiver regarding any Stock Option and/or the Common Shares relating thereto, based on such factors as the Committee shall determine in its sole discretion;

         (c)      Grant Stock Options in accordance with the terms of this Plan;

         (d) Adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall from time to time deem advisable;

         (e) Amend the terms of any Stock Option theretofore granted, prospectively or retroactively; provided, however, that no such amendment shall be inconsistent with the provisions of
                  Article III of this Plan, and no such amendment shall impair the rights of the Optionee without the consent of the Optionee;

         (f) Interpret the terms and provisions of this Plan and any Stock Option issued under this Plan (and any agreements relating thereto); and

         (g)      Otherwise supervise the administration of this Plan.

The Committee may make any decision or take any action under this Plan only by a meeting of a majority of the Committee members or by written action without a meeting signed by all members of the Committee.

         Section 2.3 BOARD REVIEW OF COMMITTEE ACTIONS. Any decision made or action taken by the Committee pursuant to the provisions of this Plan may be reviewed and approved or disapproved by the Board. Notwithstanding the preceding sentence, any decision or action by the Committee with respect to the timing of a Stock Option grant, the Option Price for Common Shares under a Stock Option, and the number of Common Shares covered by a Stock Option, shall be made solely by the Committee.


                                   ARTICLE III
                         STOCK AVAILABLE UNDER THE PLAN

         Section 3.1 COMMON SHARES AVAILABLE. The total number of Common Shares for which Stock Options may be granted under this Plan shall be six hundred fifty thousand (650,000), subject to any adjustment as set forth in Section 3.2. The Common Shares for which Stock Options may be granted under this Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares. My Common Shares that cease to be subject to a Stock Option in accordance with Section 5.3 or 5.7 shall become available in connection with further Stock Options granted under this Plan, unless this Plan is or has been terminated at the time of such cessation.

         Section 3.2 ADJUSTMENT IN SHARES. In the event of:

         (a) a merger or consolidation of the Company with another corporation as a result of which the Company is not the surviving corporation;

         (b) a transfer of all or substantially all of the assets of the Company to another corporation;

         (c) a recapitalization, reorganization or restructuring of the Company; or

         (d) a stock dividend payment, or a combination, split-up, or reclassification of, or substitution of other securities for, outstanding Common Shares,

         The Committee in its sole discretion may take such action: (i) to provide that Participants to whom Stock Options were granted prior to the applicable event have rights in a proportionate number of Common Shares after the event as were covered by such outstanding Stock Options immediately prior to such event; (ii) to substitute property or other securities for Common Shares covered by any outstanding Stock Options at the time of the applicable event, or (iii) to adjust the aggregate number of Common Shares available under this Plan.

         Any adjustment pursuant to this Section 3.2 in the number of Common Shares available under this Plan or in the number of Common Shares covered by existing Stock Options (both on an individual Stock Option basis and in the aggregate) shall be a whole number, and any fraction that may otherwise result as a result of the operation of this Section 3.3 shall be rounded to the nearest whole number.

                                   ARTICLE IV
                                   ELIGIBILITY

         Officers and other key executives of the Company or any of its wholly-owned subsidiaries who participate in the SERP are eligible to be granted Stock Options under this Plan.


                                    ARTICLE V
                                  STOCK OPTIONS

         Section 5.1 GRANT OF STOCK OPTION. The Committee, in its discretion, may grant Stock Options during any year as necessary to provide benefits earned under the SERP.

         Section 5.2 CONDITIONS OF STOCK OPTIONS. Each Stock Option granted under this Plan shall be subject to the terms and conditions set forth in this
Article V. Each Stock Option granted under this Plan shall be evidenced by an Option Agreement setting forth:

         (a)      the effective date of the Stock Option grant;

         (b)      the number of Common Shares covered by the Stock Option;

         (c)      the period during which the Stock Option may be exercised;

         (d)      the Option Price; and

         (e) any additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem appropriate.

Each Option Agreement shall be executed by the Company and the Participant.

         Section 5.3 OPTION PRICE AND TERM. The Option Price for a Common Share that may be purchased pursuant to the exercise of a Stock Option shall be not less than fifty percent (50%) of the Fair Market Value of a Common Share at the time of grant. The period during which a Stock Option may be exercised shall commence on the day after the Waiting Period has expired and shall end on the Termination Date (unless otherwise provided in Section 5.6, 5.7 or Article VI). Any Stock Option that has not been exercised (in whole or in part) as of the last day of the period during which such Stock Option may be exercised shall be forfeited.

         Section 5.4       EXERCISE OF STOCK OPTIONS.

         (a) EFFECTIVE EXERCISE OF OPTION. An Optionee may exercise a Stock Option in whole or in part at any time and from time to time during the period within which a Stock Option may be exercised. To exercise a Stock Option, an Optionee shall:

                  (i) give written notice of exercise to the secretary of the Company specifying the number of Common Shares to be purchased;

                  (ii) provide payment of the Option Price for such Common Shares by cash or check payable to the order of the Company, or by Common Shares (properly endorsed for transfer in negotiable form), or a combination of Common Shares and cash or check; and

                  (iii) deliver the Option Agreement relating to the Stock Option to the secretary of the Company, who shall endorse a notation of the exercise on the Option Agreement and return it to the Optionee.

An Optionee shall be treated for all purposes as the owner of record of the number of Common Shares purchased pursuant to the exercise of the Stock Option (in whole or in part) as of the date the conditions set forth in preceding sentence are satisfied. Notwithstanding the foregoing, no exercise of a Stock Option shall be effective until the Common Shares subject to this Plan have been registered or qualified for sale under appropriate federal and state securities laws, and this Plan is approved by the holders of Company stock having a majority of the voting power of all stock represented at a meeting duly held in accordance with Delaware law within twelve (12) months after this Plan is adopted by the Board.

         (b) DISTRIBUTION UPON EXERCISE. Upon the effective exercise of a Stock Option (in whole or in part) in accordance with Subsection (a), the Committee shall deliver to the Optionee the number of Common Shares for which the Stock Option is exercised.

         Section 5.5 NON-TRANSFERABILITY OF OPTIONS. No Stock Option shall be transferable by a Participant to whom such Stock Option has been granted, other than by will or the laws of descent and distribution or pursuant (but only to the extent applicable) to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, and such Stock Option shall be settled only with respect to such Participant, or if applicable, his guardian, legal representative or beneficiary.

         Section 5.6 EXERCISABILITY UPON DEATH. The legal representative of the estate of, or the legatee of, a Participant who dies while employed by the Company or any of its wholly-owned subsidiaries, may exercise any Stock Options granted to such Participant that have not been exercised by the Participant prior to his death. For purposes of this Section, the Waiting Period for any Stock Options that have not been exercised upon the death of the Participant shall be deemed to have ended as of the date of such death. The exercise of such Stock Options shall be subject to the terms of this Plan, including the period within which such Stock Options may be exercised (as modified by the preceding sentence) and the conditions that must be satisfied to effectively exercise such Stock Options.

         Section 5.7 EXERCISABILITV UPON OTHER SEPARATION FROM EMPLOYMENT. A Stock Option shall cease to be exercisable and shall be forfeited upon a Participant's separation from employment with the Company or any of its wholly-owned subsidiaries for any reason other than death or Retirement, unless the Committee in its sole discretion determines that the Participant shall be permitted to exercise such Stock Option (in whole or in part) upon such terms and conditions determined at the time of such separation.


                                   ARTICLE VI
                  EVENTS OCCURRING AFTER GRANT OF STOCK OPTIONS

         If, prior to the exercise of any outstanding Stock Options,

         (a) With respect to a Participant who is a party to a change in control agreement and to which the Company also is a party ("Change Agreement"), a "change in control' occurs as defined in (and subject to the terms of) that Participant's Change Agreement; or

         (b) With respect to all Participants, there occurs approval by the Company's stockholders of a definitive agreement (i) to merge or consolidate the Company with or into another corporation in which the Company is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately before the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before or (ii) within a 12-consecutive calendar month period, to sell or otherwise dispose of 50 percent or more of the book value of the combined assets of the Company and all "related entities" (for purposes of this definition, (i) "book value" will be established on the basis of the latest consolidated financial statement the Company filed with the Securities and Exchange Commission before the date any 12-consecutive calendar month measurement period began and (ii) "related entity" means (A) an entity related to the Company by application of Internal Revenue Code of 1986, as amended ("Code") Sections 414(b) and (c), as modified by Code Section 415(h) or (B) an affiliated service group [as defined in Code
                  Section 414(m)] or other organization described in Code
                  Section 414(o) that includes the Company),

and (i) as to the Participants described in both Article VI(a) and (b) if, within 36 months after the occurrence of an event described in Article VI(b), the Plan is terminated and not replaced with a similar program providing comparable benefits and features or (ii) as to the Participant's described in
Article VI(a) only, an event occurs that generates a change in control payment under that Participant's Change Agreement, (iii) the Committee or Company shall provide written notice of such event to the Optionees of such Stock Options as soon as practicable thereafter, the Waiting Period for such Stock Options shall cease as of the date of such occurrence, and the Optionee with respect to such Stock Options may exercise such Stock Options within three (3) months following the date of such occurrence. The provisions of this Plan (without regard to this Article VI) shall apply to any Stock Option that was not exercised (in whole or in part) during such three-month period.


                                   ARTICLE VII
                            AMENDMENT AND TERMINATION

         Section 7.1 AMENDMENT AND TERMINATION OF PLAN. Subject to this Article VII, the Committee with the approval of the Board may amend, modify or terminate this Plan at any time and from time to time. No amendment, modification or termination of this Plan shall be effective prior to the written consent of each Optionee whose rights under a Stock Option granted prior to the effective date of such proposed action would be impaired as a result of such proposed action. No amendment or modification of this Plan shall be effective prior to the approval of the stockholders of the Company if such amendment or modification would (a) except as provided in this Plan, increase the total number of shares reserved for the purpose of this Plan; (b) change the class of employees eligible to participate in this Plan; or (c) require stockholder approval to the extent necessary to maintain the status of this Plan as a plan satisfying the requirements of Rule 16b-3 of the Securities and Exchange Commission.

         Section 7.2 TERM OF PLAN. This Plan shall terminate upon the earlier of the date on which all Common Shares available under this Plan have been issued pursuant to the exercise of Stock Options, or the termination of this Plan by the Committee subject to the approval of the Board. No Stock Options may be granted after the effective date of termination of this Plan. Any outstanding Stock Options as of the effective date of termination of this Plan shall remain in full force and effect, subject to the terms of this Plan as of such date.


                                  ARTICLE VIII
                               GENERAL PROVISIONS

         Section 8.1 STOCK TRANSFER RESTRICTIONS. All certificates for Common Shares or other securities delivered under this Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Shares are then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         Section 8.2 NO GUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of the Company or any of its wholly-owned subsidiaries. No Participant shall have a security interest in assets of the Company or any of its wholly-owned subsidiaries used to pay benefits under this Plan.

         Section 8.3 INCOME TAX PAYMENT. An individual who receives Common Shares pursuant to this Plan shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such Common Shares. The individual shall make such payment or arrangement no later than the date as of which he is scheduled to receive such Common Shares. The obligations of the Company under this Plan shall be conditioned on such payment or arrangement and the Company, to the extent permitted by law, shall have the right to deduct any such taxes from any distribution of any kind otherwise due to the individual. Unless otherwise determined by the Committee, any withholding obligation of the Company on amounts received under this Plan may be settled with Common Shares that are part of the distribution that gives rise to the withholding requirement.

         Section 8.4 GOVERNING LAW. This Plan and any grant made and any action taken hereunder shall be subject to and construed in accordance with the laws of the State of Ohio to the extent not preempted by federal law.

         Section 8.5 LIMITATION OF PAYMENT. Notwithstanding any provision of this Plan to the contrary and subject to the terms of any change in control agreement between the Participant and the Company, no Common Shares shall be distributed under this Plan which, when aggregated with other payments made to the Participant, would result in an excess parachute payment for which the Company would not receive a Federal income tax deduction by reason of Section 280G of the Internal Revenue Code of 1986, as amended.

         Section 8.6 PROCEEDS AND EXPENSES. The proceeds received by the Company from the sale of Common Shares pursuant to the exercise of Stock Options shall be used for general corporate purposes. The Company shall bear any expenses associated with the administration of this Plan.

         Section 8.7 SEVERABILITY. If any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

         Section 8.8 RELATIONSHIP TO SERP If any provision of this Plan conflicts with any provision of the SERP, the terms of the SERP will be applied.


                                   ARTICLE IX
                                 INDEMNIFICATION

         The Company shall indemnify and hold harmless each member of the Board and each member of the Committee duly appointed in accordance with Section 2, from and against any and all liabilities, costs, and expenses incurred by such person as a result of any act, or omission to act, in connection with the performance of such person's duties, responsibilities and obligations under this Plan, other than such liabilities, costs and expenses as may result from the willful conduct or criminal acts of such person.

                                    ARTICLE X
                             EFFECTIVE DATE OF PLAN

         This amendment and restatement is effective with respect to all Stock Options issued on and after May 1, 2002.

         The undersigned, pursuant to the approval of the Board on May 7, 2002, does herewith execute this Bob Evans Farms, Inc. First Amended and Restated 1992 Nonqualified Stock Option Plan.


                                      /s/ Stewart Owens
                                      -----------------------------------------
                                      Stewart K. Owens
                                      Chairman and C.E.O.